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                                                              EXHIBIT (b)(5)(ii)
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Flexible Payment Deferred Combination Fixed and Variable Annuity Application. Payment (or original of exchange/transfer request)
must accompany Application. Please make check payable to THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA (the "Company")
and address to: P.O. BOX 9230 GMF, Boston, MA 02205-9230.
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1. ACCOUNT REGISTRATION                         (Please Print)      3. INVESTMENT ALLOCATION
----------------------------------------------------------------   ----------------------------------------------------------------
Owners (Applicants)
                                                                   Allocate payment with application of $______________ as indicated
Name*                                                              below (must total 100%) (Minimum initial investment of $5,000 for
----------------------------------------------------------------   non-qualified plans and $2,000 for qualified plans):
        First           Middle           Last
Address                                                            ____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)
----------------------------------------------------------------
        Street                                                     ____ % T. Rowe Price Science & Technology (016)

----------------------------------------------------------------   ____ % Founders Int'l Small Cap (006)
        City            State            Zip
                                             _____ _____ _____     ____ % Warburg Pincus Emerging Growth (020)
Sex [ ] M [ ] F              Date of Birth  |     |     |     |
                                            |_____|_____|_____|    ____ % Pilgrim Baxter Growth (022)
                                             Month  Day   Year
Daytime Phone Number: (    )  _____________________________        ____ % Fred Alger Small/Mid Cap (011)
 __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __
|  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |    ____ % Rowe Price-Fleming Int'l Stock (024)
|__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|
   Social Security Number                   Tax ID Number          ____ % Founders Worldwide Growth (026)

Client Brokerage Acct. # (If applicable):__________________        ____ % Morgan Stanley Global Equity (009)
================================================================
CO-OWNER (Optional)                                                ____ % Rosenberg Small Company Value (119)

Name*                                                              ____ % Fidelity Equity (001)
----------------------------------------------------------------
        First           Middle           Last                      ____ % Founders Growth (005)
                                             _____ _____ _____
Sex [ ] M [ ] F              Date of Birth  |     |     |     |    ____ % Manufacturers Adviser Quant Equity (065)
                                            |_____|_____|_____|
                                             Month  Day   Year     ____ % T. Rowe Price Blue Chip Growth (012)
 __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __
|  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |    ____ % Manufacturers Adviser Real Estate Securities (068)
|__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|
   Social Security Number                   Tax ID Number          ____ % Miller Anderson Value (066)
================================================================
ANNUITANTS (If different from Owner)                               ____ % J.P. Morgan Int'l Growth & Income (013)

Name*                                                              ____ % Wellington Management Growth & Income (017)
----------------------------------------------------------------
        First           Middle           Last                      ____ % T. Rowe Price Equity-Income (007)
Address
----------------------------------------------------------------   ____ % Founders Balanced (071)
        Street
                                                                   ____ % Fidelity Aggr Asset Alloc (004)
----------------------------------------------------------------
        City            State            Zip                       ____ % Miller Anderson High Yield (076)
                                             _____ _____ _____
Sex [ ] M [ ] F              Date of Birth  |     |     |     |    ____ % Fidelity Mod Asset Alloc (003)
                                            |_____|_____|_____|
                                             Month  Day   Year     ____ % Fidelity Cons Asset Alloc (002)
 __ __ __ __ __ __ __ __ __
|  |  |  |  |  |  |  |  |  |                                       ____ % Salomon Brothers Strategic Bond (015)
|__|__|__|__|__|__|__|__|__|
   Social Security Number                                          ____ % Oechsle Global Gov't Bond (010)
================================================================
CO-ANNUITANT (Optional)                                            ____ % Manufacturers Adviser Capital Growth Bond (080)

Name*                                                              ____ % Wellington Management Inv Quality Bond (018)
----------------------------------------------------------------
        First           Middle           Last                      ____ % Salomon Brothers U.S. Gov't Securities (014)
                                             _____ _____ _____
Sex [ ] M [ ] F              Date of Birth  |     |     |     |    ____ % Manufacturers Adviser Money Market (019)
                                            |_____|_____|_____|
                                             Month  Day   Year
 __ __ __ __ __ __ __ __ __                                        FIXED ACCOUNTS
|  |  |  |  |  |  |  |  |  |
|__|__|__|__|__|__|__|__|__|                                       ____ % 1 Yr (021)         ____ % 3 Yr (023)
   Social Security Number
                                                                   ____ % 5 Yr (025)         ____ % 7 Yr (027)
----------------------------------------------------------------
2. BENEFICIARIES                                                   LIFESTYLE PORTFOLIOS
----------------------------------------------------------------
(Enclose signed letter if more information is required.)           ____ % Cons 280 (179)     ____ % Mod 460 (180)

Name*                                                              ____ % Bal 640 (181)      ____ % Growth 820 (182)
---------------------------------------------------------------
        First       Middle       Last       Relationship           ____ % Aggr 1000 (183)
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |    =================================================================
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number        REMARKS

Name*
---------------------------------------------------------------
        First       Middle       Last       Relationship
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number

Contingent Beneficiary

Name*
---------------------------------------------------------------
        First       Middle       Last       Relationship
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number
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VENTURE.APP.006          *Unless subsequently changed in accordance with terms of Contract issued.          TX/PA/SC/WA       9/97
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4. PLAN SPECIFICS
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TYPE OF PLAN (Must be completed)

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
[ ] Non-Qualified or  [ ] IRA Rollover           [ ] IRA Transfer         [ ] IRA  Tax Year________
                      [ ] Profit Sharing         [ ] 401(k)               [ ] SEP IRA  Tax Year________
                      [ ] Money Purchase         [ ] Keogh (HR-10)        [ ] 403(b) Check if ERISA [q]
                      [ ] Defined Benefit        [ ] 457                  [ ] Other Qualified _________
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================================================================================

Will the purchase of this Annuity replace or change any other insurance or
annuity?                  [ ] No   [ ] Yes
(If "Yes," state company and contract number in Remarks, and attach replacement forms.) If 1035 exchange, or any other transfer of assets, attach original of exchange form or letter.

GROUP HOLDER
Name                     Venture Trust
---------------------------------------------
Address                  G706114/G706115
---------------------------------------------
================================================================================

Has Annuitant or applicant(s) any other annuities or insurance with the
Company?                  [ ] No   [ ] Yes
(If "Yes," list contract number in Remarks.)

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5. SIGNATURES (Irrevocable Beneficiary, if designated, must also sign application.)
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NOTICE TO APPLICANT: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

STATEMENT OF APPLICANT: I/We agree that the Contract I/We have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. I/We understand that unless I/we elect otherwise in the Remarks section, the Maturity Date will be the later of the Annuitant's 85th birthday, or 10 years from the Contract Date.

I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.


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
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Signed in (State)              Date Signed          Signature of Owner/Applicant            Signature of Co-Owner


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Signature of Annuitant                              Signature of Co-Annuitant               Signature of Irrevocable Beneficiary
(if different from Owner)                           (if different from Owner)               (if designated)
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STATEMENT OF AGENT: Will this contract replace or change any existing life insurance or annuity in this or any other company?
[ ] Yes  [ ] No If yes, please explain under Remarks. I certify I am authorized and qualified to discuss the Contract herein applied for.


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Signature of Agent           Print Full Name             Name of Firm


--------------------------------------------------------------------------------
Agent Number                 Agent Phone Number          State License ID Number

================================================================================
BROKER/DEALER USE ONLY (Optional)
Plan T  [ ]      Plan NT  [ ]        (If left blank, Plan T will be selected.)


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6. OTHER
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VENTURE.APP.006                                      TX/PA/SC/WA            9/97

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INITIAL BELOW EACH VENTURE SERVICE OPTION YOU WISH TO ELECT.

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GUARANTEE PLUS PROGRAM (MINIMUM PAYMENT $5,000)
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OWNER PLEASE INITIAL HERE ___________________ .

The Company will allocate a portion of the payment with this application to the 7-year Fixed Account, such that, at the end of the 7-year period, the account will have grown to an amount at least equal to the total payment. The remaining balance will be allocated proportionately according to the investment selections on the application, which should total 100% excluding the amount allocated to the 7-year Fixed Account.

--------------------------------------------------------------------------------
CHECK PLUS-AUTOMATIC PURCHASE*
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OWNER PLEASE INITIAL HERE ___________________ .

I authorize the Company to collect $______ (minimum $30) starting the month of ______ by initiating electronic debit entries to my bank account with the following frequency: [ ] Monthly: [ ] 5th or [ ] 20th [ ] Quarterly (20th of January, April, July and October). When utilizing Check Plus, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. (Please Attach a Voided Check/Withdrawal Slip.)

--------------------------------------------------------------------------------
DOLLAR COST AVERAGING* (MINIMUM PAYMENT $6,000)
--------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE ___________________ .

I authorize the Company to transfer an amount (minimum $100) each month as indicated below. Transfers are available from all variable and the one-year fixed investment options. A maximum of 10% from the one-year fixed investment option may be transferred monthly. Please make first transfer on ____/____/____ (mm/dd/yy).

SOURCE FUND              DESTINATION FUND              AMOUNT

                                                       $
-------------------      -------------------------      ------------------------
                                                       $
-------------------      -------------------------      ------------------------
                                                       $
-------------------      -------------------------      ------------------------
                                                       $
-------------------      -------------------------      ------------------------
                                                       $
-------------------      -------------------------      ------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE ____________________ .

I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 10% of payments may be withdrawn annually. When utilizing the Income Plan, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers.

From:____________________________________ $ _______________________________

From:____________________________________ $ _______________________________

From:____________________________________ $ _______________________________

From:____________________________________ $ _______________________________

From:____________________________________ $ ________________________________

Please indicate frequency:
            [ ] Monthly  or  [ ] Quarterly (January, April, July and October)
            Day of Withdrawal: [ ] 1st   [ ] 7th   [ ] 16th   or  [ ] 26th
            Please [ ] Withhold  [ ] Do not withhold Federal Income Taxes

[   ]   I wish to utilize Electronic Funds Transfer in the processing of my
Income Plan.  PLEASE ATTACH A VOIDED CHECK.

Or, if different from owner, make check payable to:

--------------------------------------------------------------------------------
First                  Middle                 Last

--------------------------------------------------------------------------------
Street                 City                   State               Zip

(Please allow 7 business days for receipt of check.)
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VENTURE.APP.006       *Unless subsequently changed in        TX/PA/SC/WA   9/97
                  accordance with terms of Contract issued.

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INITIAL BELOW EACH VENTURE SERVICE OPTION YOU WISH TO ELECT.

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TELEPHONE TRANSFER AUTHORIZATION
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OWNER PLEASE INITIAL HERE __________ .

I authorize the Company to act on transfer instructions given by telephone from any person who can furnish proper identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

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TELEPHONE WITHDRAWAL AUTHORIZATION
--------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE __________ .

I authorize the Company to act on withdrawal instructions given from any person who can furnish proper identification by telephone. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization. The minimum withdrawal amount is $1,000.

Withdrawal instructions may authorize Partial Withdrawals of up to $50,000.00 per account. (Full withdrawals are not permitted by telephone.) The check may only be payable to the owner of record (who must be individual) and may be mailed only to the address of record. The Company will not allow telephone withdrawals for the following accounts: a) An account on which the address has been changed in the last 30 days, b) Accounts over which a person has Power of Attorney, c) 403(b) accounts for which the owner is under 59 1/2, d) Custodial accounts, and e) Accounts with Market Timers as owners.

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AUTOMATIC REBALANCING
--------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE __________ .

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Company with a completed Automatic Rebalancing Authorization form or by providing instructions via telephone to an authorized Company representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:
[ ] Quarterly    [ ] Semi-Annually (June & December)   [ ]  Annually (December)

ASSET ALLOCATIONS (must total 100%):

____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)      ____ % Wellington Management Growth & Income (017)
____ % T. Rowe Price Science & Technology (016)               ____ % T. Rowe Price Equity-Income (007)
____ % Founders Int'l Small Cap (006)                         ____ % Founders Balanced (071)
____ % Warburg Pincus Emerging Growth (020)                   ____ % Fidelity Aggr Asset Alloc (004)
____ % Pilgrim Baxter Growth (022)                            ____ % Miller Anderson High Yield (076)
____ % Fred Alger Small/Mid Cap (011)                         ____ % Fidelity Mod Asset Alloc (003)
____ % Rowe Price-Fleming Int'l Stock (024)                   ____ % Fidelity Cons Asset Alloc (002)
____ % Founders Worldwide Growth (026)                        ____ % Salomon Brothers Strategic Bond (015)
____ % Morgan Stanley Global Equity (009)                     ____ % Oechsle Global Gov't Bond (010)
____ % Rosenberg Small Company Value (119)                    ____ % Manufacturers Adviser Capital Growth Bond (080)
____ % Fidelity Equity (001)                                  ____ % Wellington Management Inv Quality Bond (018)
____ % Founders Growth (005)                                  ____ % Salomon Brothers U.S. Gov't Securities (014)
____ % Manufacturers Adviser Quant Equity (065)               ____ % Manufacturers Adviser Money Market (019)
____ % T. Rowe Price Blue Chip Growth (012)
____ % Manufacturers Adviser Real Estate Securities (068)     LIFESTYLE PORTFOLIOS
____ % Miller Anderson Value (066)                            ____ % Cons 280 (179)       ____ % Mod 460 (180)
____ % J.P. Morgan Int'l Growth & Income (013)                ____ % Bal 640 (181)        ____ % Growth 820 (182)
                                                              ____ % Aggr 1000 (183)
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VENTURE.APP.006      *Unless subsequently changed in accordance with terms of Contract issued.   TX/PA/SC/WA     9/97
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